UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2011

Heritage Oaks Bancorp
(Exact name of registrant as specified in its charter)

California	000-25020	77-0388249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles, CA	93446
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   805-369-5200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2011 the Registrant issued a press release announcing its financial condition and results of operations as of and for the three months ended June 30, 2011, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated July 28, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp (Registrant)
July 28, 2011 (Date)	/s/ LAWRENCE P. WARD Lawrence P. Ward Chief Executive Officer (Principal Executive )